Official notification to shareholders of matters to be brought to a vote (Proxy)

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Bragg Capital Trust
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BRAGG CAPITAL TRUST

100 QUEENS ROAD

CHARLOTTE NC 28204

NOTICE OF SPECIALMEETING OF SHAREHOLDERS MAY 30, 2005

Notice is hereby given that a special shareholders meeting of the Bragg Capital Trust (the “Trust”), a registered investment company consisting of two series, the Queens Road Value Fund and the Queens Road Small Cap Value Fund, will be held at 100 Queens Road, Charlotte, NC 28204 on May 30, 2005 at 9:00 a.m. to:

1.

Elect the Trustees of the Bragg Capital Trust

2.

Transact such other business as may properly come before the meeting.

 The Board of Trustees has established the close of business on March 1, 2005 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

You are invited to attend, however if you can not attend the meeting in person, please complete, date, and sign the enclosed proxy form and return it promptly in the envelope provided for that purpose.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

 By Resolution of the Board of Trustees

/s/ Steven H Scruggs

Steven H. Scruggs

President
March 9, 2005

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Trust, a Delaware business trust, to be voted at the Special Shareholders Meeting to be held at the office of Bragg Financial Advisors, Inc., 100 Queens Road, Charlotte, NC 28204 at 9:00 a.m. on May 30, 2005.  The approximate mailing date of this Proxy Statement is March 10th, 2005.  The Trust consists of two series, the Queens Road Value Fund and the Queens Road Small Cap Value Fund (the “Funds” or individually, a “Fund”).  As the matter contained in this proxy affects both Funds equally, the proxy will apply to both Funds.  The Fund’s advisor and administrator is Bragg Financial Advisors, Inc, and principal underwriter is Queens Road Securities, LLC, an affiliate of Bragg Financial Advisors, Inc.  The address of Bragg Financial Advisors, Inc. and Queens Road Securities, LLC is 100 Queens Road, Charlotte, NC 28204.

A copy of the Funds’ most recent Annual Report and Semi Annual Report will be provided to any shareholder, free of charge, upon request.  Requests may be mailed to Bragg Capital Trust, 100 Queens Road Charlotte, NC 28204 or by calling 1-800-595-3088.

The Trust had 287,062 shares outstanding on the record date. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each trustee being re-elected or elected.  No shares have cumulative voting rights.  A plurality of votes cast at the meeting by the shareholders is necessary to elect such trustees.  Abstentions are counted for purposes of determining whether a quorum is present at the meeting but not for purposes of determining the number of votes cast with respect to any voting matter However, abstentions have the effect of a "no" vote if the vote required is a majority of all the shares outstanding and entitled to be voted. Any broker non-votes are treated as abstentions with respect to that matter. The Funds’ advisor, Bragg Financial Advisors, Inc. is making this solicitation and will bear the cost of the annual meeting and this proxy solicitation. The Advisor can not revoke this proxy.

The Nominating Committee consists of Phillip Blount (Chairman), Harold Smith, and Chris Brady; each member is an independent Trustee.  The committee does not have a charter or formal requirements regarding the nomination process.  Qualifications for consideration as a board nominee vary with the expertise sought to complement existing board composition.  In making its recommendations the Nominating Committee considers relevant factors, including business experience, educational experience, knowledge regarding matters pertaining to the Funds, availability of time, and reputation of character.  The Fund does not pay any fee to a third party to assist in identifying potential nominees.

The Board has not established specific procedures for a Fund’s shareholders to submit trustee recommendations.  A shareholder may submit a recommendation in writing addressed to Bragg Capital Trust, Attn: Nominating Committee, 100 Queens Road, Charlotte, NC 28204.  If a Fund receives a recommendation from a shareholder, the recommendation will be considered by the Nominating Committee at a special meeting called for that purpose.

The Board requires members to attend at least 75% of Board Meetings.  All Board members met this requirement for the fiscal year ending May 31, 2004, during which the Board met four times.

The following table lists all persons who owned more than 5% of the outstanding shares of a Fund on March 1, 2005.

Principal Holders	Address	Ownership % in Queens Road Value	Ownership % in Queens Road Small Cap

John Frank Bragg, Jr.	100 Queens Road, Charlotte, NC 28204	57.3%	62.6%

Phillips & Leslie Bragg	100 Queens Road, Charlotte, NC 28204	11.0%	N/A *

Benton S. & Alice Bragg	100 Queens Road, Charlotte, NC 28204	9.4%	7.4%

* - Less than 5%.

As of March 1, 2005, 57.3% of the outstanding shares of the Queens Road Value Fund and 62.6% of the outstanding shares of the Queens Road Small Cap Value Fund were beneficially owned by John Frank Bragg, Jr., Chairman Emeritus of Bragg Financial Advisors, Inc.   Mr. Bragg by virtue of his ownership position in each Fund is deemed a control person.  In the event of a proxy vote, Mr. Bragg will exert considerable control over the outcome of the vote.  If Mr. Bragg’s vote is contrary to the interests of a shareholder, that shareholder may be negatively impacted.

To the knowledge of the Funds as of March 1, 2005, the following number of each Fund’s shares (no par value) were beneficially owned by each officer, trustee, and nominee and by all trustees and officers of the Funds as a group.

Queens Road Value Fund

Name and Address of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership[2]	Percent of Class
All Officers and Trustees as a group	17,111	20.57%
Steven Scruggs, President & Secretary	3,185	3.83%
Benton S. Bragg Chairman & Treasurer	7,790	9.36%
Philip Blount, Trustee	0	0%
Christopher B. Brady, Trustee	3,978	4.78%
Timothy Ignasher, Trustee	1,358	1.63%
Harold Smith, Trustee	0	0%
Robert Carter, Trustee Nominee	800.96%

1 - Each may be reached care of Bragg Capital Trust at 100 Queens Road, Charlotte, NC 28204.

2 - Each is owner of record of the full amount listed.

Queens Road Small Cap Value Fund

Name and Address of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership[2]	Percent of Class
All Officers and Trustees as a group	30,709	15.06%
Steven Scruggs, President & Secretary	7,393	3.63%
Benton S. Bragg Chairman & Treasurer	15,077	7.40%
Philip Blount, Trustee	2,190	1.08%
Christopher B. Brady, Trustee	4,460	2.19%
Timothy Ignasher, Trustee	332.16%
Harold Smith, Trustee	590.28%
Robert Carter, Trustee Nominee	667.32%

1 - Each may be reached care of Bragg Capital Trust at 100 Queens Road, Charlotte, NC 28204.

2 - Each is owner of record of the full amount listed.

 PROPOSAL 1.  ELECTION OF TRUSTEES

The Board of Trustees of the Trust is responsible for the oversight of management and operations of each series of the Trust. The current Board of Trustees was elected by the sole-shareholder of each Fund at the time of the Fund’s initial formation.  Although the Trustees were elected to serve an indefinite term, the Board is placing the current members up for re-election by the current outstanding shareholders. At the meeting, shareholders may re-elect the existing Trustees of the Funds. Additionally, the Nominating Committee recommended to the Board of Trustees the election of Robert Carter. This recommendation was made to further increase the independence of the board.  The Board of Trustees unanimously approved a resolution to call for a shareholder vote to elect Mr. Carter to the Board.

The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed).  Each of the nominees has consented to serve as a trustee of the Fund, if elected.  In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

 Set forth below are the names and certain biographical information about the trustees standing for election.

Interested Trustees Name (Age)	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Steve Scruggs, 35	Trustee, President Secretary	Unlimited; 3 years	Bragg Financial Advisors, Portfolio Manager/CCO(2000- present) Reliance Insurance, Product Manager(1999-2000)	Two	None
Benton Bragg, 36	Trustee, Chairman Treasurer	Unlimited; 3 years	Bragg Financial Advisors, President, CEO (1996-present)	Two	None
Independent Trustees
Philip Blount, 51 [2]	Trustee	Unlimited; 3 years	Icons, Inc., President (2001- present) Marketing Merchandise Halo, Inc., Vice President (1996-2001) Marketing Merchandise	Two	None
Christopher Brady, 34[1,2]	Trustee	Unlimited; 3 years	Brady Distributing, Vice President (1995-present) Machinery Distribution	Two	None
Harold Smith, 39[2]	Trustee	Unlimited; 3 years	Raftelis Financial, Vice President (1996 – present) Public Finance Consulting	Two	None
Timothy Ignasher, 43[1]	Trustee	Unlimited; 3 years	Scottish Bank, Vice President (1998 – present) Commercial Loan Officer	Two	None
Robert Carter, 36	Trustee Nominee	Unlimited; 0 years	Laureate Capital, Strategic Planning Analyst (2004 – Present) BB&T, Strategic Planning Analyst Winston Salem NC (2000 - 2004)	Two	None

Steve Scruggs and Benton Bragg are Interested Trustees of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) by reason of their affiliation with the Funds’ adviser, Bragg Financial Advisers, Inc. and their affiliation as registered principals with the Funds’ underwriter, Queens Road Securities, LLC.  Benton Bragg and Steve Scruggs are related by marriage.

(1)Member of the Audit Committee of the Board of Trustees, which makes  recommendations regarding the selection of the Funds’ independent public accountants and meets with representatives of the accountants to determine the scope of and review the results of each audit.

(2)Member of the Nominating Committee of the Board of Trustees, which identifies qualified candidates and recommends nominees for election as Trustees.

The Audit Committee met once during the fiscal year ended May 31, 2004.

The Nominating Committee did not meet during the fiscal year ended May 31, 2004.

No Independent Trustee of the Funds owns, directly or indirectly, any interest in the Funds’ Adviser or Principal Underwriter.

 All Trustees may be reached by mail, care of the Trust, at:

Bragg Capital Trust

100 Queens Road

Charlotte, NC 28204

The following table provides certain information relating to the equity securities beneficially owned by each trustee or trustee nominee as of February 28, 2005, (i) in each Fund and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the trustee or nominee within the same family of investment companies as the Funds.

Interested Trustees	Dollar Range of Equity Securities in Queens Road Value	Dollar Range of Equity Securities in Queens Road Small Cap	Aggregate Dollar Range of Equity Securities In Fund Complex
Benton Sellers Bragg	D	D	D
Steven H. Scruggs	B	D	D
Independent Trustees
Philip Blount	A	C	D
Timothy Ignasher	A	A	A
Christopher Brady	C	C	D
Harold Smith	A	A	A
Robert Carter*	B	B	B

* - Trustee Nominee

Ownership Code

A        -        $0 to $10,000

B        -        $10,001 to $50,000

C        -        $50,001 to $100,000

D        -        Greater than $100,000

  The following table shows the compensation paid to the Trust’s Trustees during fiscal 2004:

Compensation

(1)	(2)(a)	(2)(b)	(3)	(5)

Name of Person, Position	Aggregate Compensation from Queens Road Value	Aggregate Compensation from Queens Road Small Cap	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Funds and Fund Complex to Trustees

Harold Smith, Independent Trustee	$250	$250	$0	$500

Chris Brady, Independent Trustee	$250	$250	$0	$500

Phil Blount, Independent Trustee	$250	$250	$0	$500

Tim Ignasher, Independent Trustee	$250	$250	$0	$500

Robert Carter, Independent Trustee Nominee	$0	$0	$0	$0

Messrs. Scruggs and Bragg do not receive compensation from the Funds. The amounts shown above represent Trustee compensation for the period from June 1, 2003 through May 31, 2004.  The amount shown is paid by the Funds’ advisor on behalf of the Funds in accordance with the Advisory Agreement.

The Trust does not have any retirement or pension plan for its Trustees or officers.

 The board of trustees, including all of the independent trustees, unanimously recommends a vote "FOR" the election of the following Trustees: Steven Scruggs, Benton Bragg, Christopher Brady, Phillip Blount, Timothy Ignasher, Harold Smith, and Robert Carter.

 OTHER BUSINESS

 Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

PROXY SOLICITED BY MANAGEMENT FROM SHAREHOLDERS
 FOR MEETING TO BE HELD ON MAY 30, 2005

Steven H. Scruggs is authorized to vote all shares owned by the undersigned at the meeting of shareholders to be held May 30, 2005, and at any adjournment of the meeting on that day.  He shall vote in accordance with the instructions set forth below.

If no specific instructions are provided, this proxy will be voted "FOR" proposal 1, and in the discretion of the proxies upon such other business as may properly come before the meeting.

Please Vote, Date, and Sign and Return Promptly (Votes must be indicated (X) in Black or Blue ink)

Your Board of Trustees unanimously recommends a vote "FOR" the following proposal.

1.

Election of Trustees:

FOR ALL____

WITHHOLD ____

*FOR ALL WITH EXCEPTIONS ____

Trustees: Benton S. Bragg, Steven H. Scruggs, Phil Blount, Christopher B. Brady, Timothy Ignasher, Harold Smith, Robert Carter

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "For All With Exceptions" box and write the name(s) of the nominee for which you wish to withhold your vote in the space provided below.)

*Exceptions ___________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

IMPORTANT: Please sign exactly as your name or names appear on the shareholder records of the Fund. If you sign as agent or in any other representative capacity, please state the capacity in which you sign. Where there is more than one owner, each should sign.

 ______________________________________

______________
 Share Owner sign here

Date

 ________________________________________

______________
 Co−Owner sign here

Date

(Please sign and date this proxy and mail it in the envelope provided.)